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J.P. MORGAN SERIES TRUST II
Supplement dated February 15, 2001, to the J.P. Morgan Series Trust II Prospectus dated April 3, 2000

The second paragraph under the heading "Portfolio Management" on page 1 with respect to J.P. Morgan Small Company Portfolio, is hereby replaced with the following:

     The portfolio management team is led by Marian U. Pardo, managing director, and Saira Durcanin, vice president and CFA. Ms. Pardo has been at J.P. Morgan since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcanin has been with J.P. Morgan since July 1995 as a small company equity analyst and portfolio manager after graduating from the University of Wisconsin with an M.S. in finance.